AMENDMENT NO. 3 TO MANUFACTURING, SUPPLY AND LICENSE AGREEMENT

This Amendment No. 3 to Manufacturing, Supply and License Agreement, dated October 21, 2022 ("**Amendment**"), between Innovation Beverage Group Limited (formerly known as Australian Boutique Spirits Pty Ltd, a public limited company registered in Australia, having its principal place of business at 29 Anvil Road, Seven Hills, NSW 2147, Australia ("**IBG**"), and Sway Energy Corp. (formerly known as Elegance Brands, Inc.), a Delaware corporation, having its principal place of business at 8605 Santa Monica Blvd, PMB 39154, Hollywood, California 90069 ("**Sway**" and together with IBG, the "**Parties**", and each, a "**Party**").

WHEREAS, the Parties have entered into a Manufacturing, Supply and License Agreement, dated July 31, 2020 (as such agreement has been amended by that certain Amendment Agreement dated March 10, 2021 and that certain Termination of BevMart Agreement and Amendment to Manufacturing Agreement between Australian Boutique Spirits Pty Ltd and Elegance Brands, Inc. dated June 14, 2021, the "**Existing Agreement**"); and

WHEREAS, the Parties hereto desire to amend the Existing Agreement to remove the exclusivity of those rights previously granted to Sway on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2. Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows:

(a) Section 9.1 of the Existing Agreement is hereby amended by deleting the words "an irrevocable and exclusive right and perpetual, license, with the right to grant sublicenses," and substituting in lieu thereof the words "a non-exclusive, non-transferable, non-sublicenseable license during the Term of this Agreement."

(b) Section 9.2 of the Existing Agreement is hereby deleted in its entirety.

(c) Section 9.3 of the Existing Agreement is hereby amended by deleting the words "exclusive right and license during the Term of this Agreement, with the right to grant sublicenses," and substituting in lieu thereof the words "non-exclusive, non-transferable, non-sublicenseable license during the Term of this Agreement."

(d) Section 10.3 of the Existing Agreement is hereby amended by deleting the words "Buyer shall have the sole and exclusive right," and substituting in lieu thereof the words "Seller grants to Buyer a non-exclusive, non-transferable, non-sublicenseable license during the Term of this Agreement."

3. Date of Effectiveness; Limited Effect. This Amendment will become effective on the date first written above (the "**Effective Date**"). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained

herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein," or words of like import will mean and be a reference to the Existing Agreement as amended by this Amendment.

4. Miscellaneous.

(a) This Amendment is governed by and construed in accordance with, the laws of the State of California without regard to the conflict of laws provisions of such State.

(b) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(c) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.

(e) This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

(f) Each Party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors, accountants, and legal counsel).

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

INNOVATION BEVERAGE GROUP LIMITED

By: ______________________

Name: Dean Huge

Title: Chief Executive Officer

SWAY ENERGY CORP.

By: ______________________

Name: Raj Beri

Title: Chief Executive Officer